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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                     Date of Report (Date of earliest Event
                           Reported): August 19, 2003


  MACQUARIE SECURITISATION LIMITED (as manager of PUMA Global Trust No. 4 with respect to the issuance of the Class A Mortgage Backed Floating Rate Notes)


              MACQUARIE SECURITISATION LIMITED (ABN 16 003 297 336)
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)


 New South Wales, Australia           333-105642                Not Applicable
----------------------------          -----------            -------------------
(State or Other Jurisdiction          (Commission             (I.R.S. Employer
     of Incorporation)                File Number)           Identification No.)


              Level 23, 20 Bond Street, Sydney NSW, 2000 Australia
              ----------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

     Registrant's telephone number, including area code (011) 612 8232 4878
                                                        -------------------

          (Former name or former address, if changed since last report)

                         Exhibit Index located on Page 4


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Items 1 through 4, Item 6 and Item 8 are not included because they are not applicable.

Item 5. Other Events.
        ------------

On August 19, 2003, Perpetual Trustees Australia Limited, in its capacity as issuer trustee (the "Issuer Trustee") of the PUMA Global Trust No. 4, caused the public issuance and sale of U.S. $1,200,000,000 of Class A Mortgage Backed Floating Rate Notes due on the quarterly payment date falling in October 2034, pursuant to a Note Trust Deed, dated as of August 15, 2003, by and among the Issuer Trustee, Macquarie Securitisation Limited, as manager (the "Manager") and The Bank of New York, New York, as note trustee (the "Note Trustee").

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
        ------------------------------------------------------------------

(a)     Not applicable.

(b)     Not applicable.

(c) Exhibits (executed copies): The following execution copies of Exhibits to the Form S-3 Registration Statement of the Registrant are hereby filed:

   1.1 Underwriting Agreement, dated as of August 14, 2003, by and among the Manager, the Issuer Trustee, Macquarie Bank Limited and Deutsche Bank Securities Inc., as representative of the several Underwriters.

   4.2 Sub-Fund Notice, dated as of August 12, 2003, from the Manager to the Issuer Trustee.

   4.3 Security Trust Deed, dated as of August 12, 2003, by and among Perpetual Trustee Company Limited, as the security trustee, the Manager, the Issuer Trustee and the Note Trustee.

   4.4 Note Trust Deed, dated as of August 15, 2003, by and among the Issuer Trustee, the Manager and the Note Trustee.

   4.5 Agency Agreement, dated as of August 15, 2003, by and among the Issuer Trustee, the Manager, the Note Trustee, as note trustee, note registrar and agent bank and The Bank of New York, London Branch, as paying agent.

   10.1 Redraw Facility Agreement, dated as of August 12, 2003, by and among Macquarie Bank Limited, as redraw facility provider (the "Redraw Facility Provider"), the Issuer Trustee, as borrower and the Manager.

   10.2 Currency Swap, dated as of August 15, 2003, by and among Deutsche Bank AG, as the currency swap provider, the Issuer Trustee and the Manager.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              MACQUARIE SECURITISATION LIMITED
                                              (Registrant)



                                              By: /s/ Tony Gill
                                                  ------------------------------
                                                  Name:  Tony Gill
                                                  Title: Managing Director


Dated: August 21, 2003





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                                  EXHIBIT INDEX


Exhibit Number             Description
--------------             -----------

   1.1 Underwriting Agreement, dated as of August 14, 2003, by and among the Manager, the Issuer Trustee, Macquarie Bank Limited and Deutsche Bank Securities Inc., as representative of the several Underwriters.

   4.2 Sub-Fund Notice, dated as of August 12, 2003, from the Manager to the Issuer Trustee.

   4.3 Security Trust Deed, dated as of August 12, 2003, by and among Perpetual Trustee Company Limited, as the security trustee, the Manager, the Issuer Trustee and the Note Trustee.

   4.4 Note Trust Deed, dated as of August 15, 2003, by and among the Issuer Trustee, the Manager and the Note Trustee.

   4.5 Agency Agreement, dated as of August 15, 2003, by and among the Issuer Trustee, the Manager, the Note Trustee, as note trustee, note registrar and agent bank and The Bank of New York, London Branch, as paying agent.

   10.1 Redraw Facility Agreement, dated as of August 12, 2003, by and among Macquarie Bank Limited, as redraw facility provider (the "Redraw Facility Provider"), the Issuer Trustee, as borrower and the Manager.

   10.2 Currency Swap, dated as of August 15, 2003, by and among Deutsche Bank AG, as the currency swap provider, the Issuer Trustee and the Manager.









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